Morgan Stanley Dean Witter High Income Advantage Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001

Dear Shareholder:

During the 12-month period ended September 30, 2001, the high-yield market was quite volatile. October and November 2000, as well as September 2001, were particularly difficult. The market's decline was caused by a stream of negative corporate developments in industries related to the telecommunications sector, a declining equity market, a large new-issue calendar in the spring and a continued high default rate. Many high-yield issuers, especially within or dependent upon the telecommunications sector, announced poor earnings and lower revenues, which pushed the high-yield market lower throughout most of the past 12 months.

The terrorist attacks of September 11 and subsequent events constituted an additional shock to an already soft economy and the high-yield market. Liquidity worsened on both the buy and sell sides as dealers resisted putting their capital at risk. The industries that experienced the largest sell-off within the high-yield market in September included airlines, insurance, lodging and telecommunications-related and cable sectors. As was the case throughout the fiscal year, lower-rated high-yield bonds tended to underperform higher-quality issues as investors continued to shy away from that portion of the market.

Performance and Portfolio Strategy

For the 12-month period ended September 30, 2001, Morgan Stanley Dean Witter High Income Advantage Trust produced a total return of -48.60 percent, based on a change in net asset value (NAV) and reinvestment of distributions totaling $0.352 per share. For the same period, the Trust's total return was -56.83 percent, based on a change in its market price on the New York Stock Exchange
(NYSE) and reinvestment of distributions.

The past three years have been one of the most difficult periods for the high-yield market. As a result of substantial weakness in the market, we have seen high-yield bond prices decline sharply and yields correspondingly rise over this period. The Trust's core position in the B-rated sector was adversely affected. Our allocations in the sectors related to fixed-line communications and to a lesser extent in wireless communications were the major reasons for the Trust's disappointing performance. Fixed-line telecom was the worst-performing industry within the telecommunications sector during the past 12 months. This industry experienced a high default rate and many ratings downgrades, which led investors to sell the sector and pushed prices down for most telecom-related bonds.

In our opinion, while many telecommunications-related issuers have had problems in this very challenging environment, investor sentiment has become excessively negative. Our value-oriented analysis suggests that this sector may be poised for better performance in the months ahead.

Morgan Stanley Dean Witter High Income Advantage Trust
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001 continued

Our new portfolio management team, which began managing the Fund in January, has been actively repositioning the portfolio for the current market environment. We have initiated positions in more than 30 new companies, including Allied Waste, Chesapeake Energy, Schuler Homes, Salem Communications, Healthnet, Prime Media, Quebecor, Nextmedia and Beazer Homes. We eliminated positions in many companies such as Berry Plastics, Fleming, Envirodyne, J.B. Williams, Sabreliner and Windemere. In addition, we have increased the overall credit quality of the portfolio by buying BB-rated securities and trimming our exposure to the telecom sector. However, we continue to maintain constructive positions in wireline communications, cable, wireless communications and media.

Looking Ahead

As a result of the September 11 attacks, over the near term the economy is expected to be weaker than previously anticipated. However, we believe that prices and wide spreads in the high-yield market are currently at levels that would be consistent with a more prolonged economic downturn and higher default rates than is likely to occur. In our view, recent stimulative monetary and fiscal policy initiatives may lead to more-normal economic conditions in 2002. We believe that the high-yield market would benefit from an improvement in the economy.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Fund may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Corporate Bonds (85.9%)
            Advertising/Marketing Services (0.8%)
 $   340    Interep National Radio Sales Inc. .........................  10.00%   07/01/08    $   275,400
                                                                                              -----------
            Aerospace & Defense (1.1%)
     600    Loral Space & Communications Ltd. .........................   9.50    01/15/06        366,000
                                                                                              -----------
            Airlines (0.5%)
     410    Air Canada Corp. (Canada)..................................  10.25    03/15/11        176,300
                                                                                              -----------
            Alternative Power Generation (0.8%)
     285    Calpine Corp. .............................................   8.50    02/15/11        276,336
                                                                                              -----------
            Auto Parts: O.E.M. (0.7%)
     185    Dana Corp. - 144A*.........................................   9.00    08/15/11        166,839
     115    Hayes Lammerz International, Inc. (Series B)...............   9.125   07/15/07         17,250
     425    Hayes Lemmerz International, Inc. (Series B)...............   8.25    12/15/08         63,750
                                                                                              -----------
                                                                                                  247,839
                                                                                              -----------
            Broadcast/Media (1.1%)
     520    Tri-State Outdoor Media Group, Inc. .......................  11.00    05/15/08        353,600
                                                                                              -----------
            Broadcasting (2.2%)
     140    Radio One, Inc. - 144A*....................................   8.875   07/01/11        137,900
     240    Salem Communication Holdings Corp. - 144A*.................   9.00    07/01/11        246,600
     120    XM Satellite Radio Inc. ...................................  14.00    03/15/10         56,400
     375    Young Broadcasting Inc. - 144A*............................  10.00    03/01/11        298,125
                                                                                              -----------
                                                                                                  739,025
                                                                                              -----------
            Cable/Satellite TV (10.1%)
     625    Adelphia Communications Corp. (Series B)...................  10.50    07/15/04        595,312
   7,000    Australis Holdings Property Ltd. (Australia) (a) (b).......  15.00    11/01/02            700
     325    British Sky Broadcasting Group PLC (United Kingdom)........   6.875   02/23/09        304,395
     350    British Sky Broadcasting Group PLC (United Kingdom)........   8.20    07/15/09        352,382
     725    Callahan Nordhein Westfalen (Germany)......................  14.00    07/15/10        402,375
     850    Charter Communications Holdings, Inc. - 144A*..............  11.75 ++ 05/15/11        467,500
     415    CSC Holdings, Inc. - 144A*.................................   7.625   04/01/11        410,569
   1,000    Knology Holdings, Inc. ....................................  11.875++ 10/15/07        330,000

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
 $   300    ONO Finance PLC (United Kingdom)...........................  14.00%   02/15/11    $   186,000
     360    Telewest Communications PLC (United Kingdom)...............   9.875   02/01/10        223,200
     685    United Pan-Europe Communications NV (Series B)
              (Netherlands)............................................  10.875   08/01/09         95,900
                                                                                              -----------
                                                                                                3,368,333
                                                                                              -----------
            Casino/Gaming (2.4%)
   1,800    Aladdin Gaming Capital Corp. (Series B)....................  13.50 ++ 03/01/10        270,000
   1,200    Resort At Summerlin (Series B) (a) (b).....................  13.00    12/15/07             12
     200    Station Casinos, Inc. .....................................   8.375   02/15/08        188,000
     365    Station Casinos, Inc. .....................................   9.875   07/01/10        330,325
                                                                                              -----------
                                                                                                  788,337
                                                                                              -----------
            Cellular Telephone (1.4%)
     400    Dobson/Sygnet Communications...............................  12.25    12/15/08        413,000
   2,900    Dolphin Telecom PLC (Series B) (United Kingdom) (a)........  14.00 ++ 05/15/09         29,000
   2,700    Dolphin Telecom PLC (United Kingdom) (a)...................  11.50 ++ 06/01/08         27,000
                                                                                              -----------
                                                                                                  469,000
                                                                                              -----------
            Chemicals: Major Diversified (0.2%)
      80    Equistar Chemical/Funding - 144A*..........................  10.125   09/01/08         73,800
                                                                                              -----------
            Chemicals: Specialty (0.8%)
     100    Acetex Corp. - 144A*.......................................  10.875   08/01/09         96,000
     100    Isp Holdings Inc. (Series B)...............................   9.00    10/15/03         97,000
      75    Millennium America, Inc. - 144A*...........................   9.25    06/15/08         70,500
                                                                                              -----------
                                                                                                  263,500
                                                                                              -----------
            Commercial Printing/Forms (0.7%)
   1,000    Premier Graphics Inc. (a) (b)..............................  11.50    12/01/05         31,250
     205    Quebecor Media, Inc. - 144A* (Canada)......................  11.125   07/15/11        202,950
                                                                                              -----------
                                                                                                  234,200
                                                                                              -----------
            Consumer/Business Services (4.4%)
     600    Anacomp, Inc. (Series B) (a) (b)...........................  10.875   04/01/04        108,000
     700    Anacomp, Inc. (Series D) (a) (b)...........................  10.875   04/01/04        126,000
   1,328    Comforce Corp. (Series B)..................................  15.00 +  12/01/09        597,735
     165    Comforce Operating, Inc. ..................................  12.00    12/01/07        123,750
     310    MDC Communication Corp. (Canada)...........................  10.50    12/01/06        240,250
     325    Muzak LLC..................................................   9.875   03/15/09        282,750
                                                                                              -----------
                                                                                                1,478,485
                                                                                              -----------
            Containers/Packaging (1.3%)
     650    Owens-Illinois, Inc. ......................................   7.80    05/15/18        432,250
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Diversified Manufacturing (3.8%)
 $   610    Eagle-Picher Industries, Inc. .............................   9.375%  03/01/08    $   332,450
   1,850    Jordan Industries, Inc. (Series B).........................  11.75++  04/01/09        925,000
                                                                                              -----------
                                                                                                1,257,450
                                                                                              -----------
            Electric Utilities (0.6%)
      40    CMS Energy Corp. ..........................................   7.50    01/15/09         37,823
     165    PG&E National Energy Group - 144A*.........................  10.375   05/16/11        177,394
                                                                                              -----------
                                                                                                  215,217
                                                                                              -----------
            Electronic Distributors (0.8%)
     240    BRL Universal Equipment....................................   8.875   02/15/08        237,600
   2,000    CHS Electronics, Inc. (a) (b)..............................   9.875   04/15/05         40,000
                                                                                              -----------
                                                                                                  277,600
                                                                                              -----------
            Electronic Equipment/Instruments (0.7%)
     650    High Voltage Engineering, Inc. ............................  10.75    08/15/04        221,000
                                                                                              -----------
            Electronics/Appliances (0.1%)
   9,000    International Semi-Tech Microelectronics, Inc. (Canada) (a)
              (b)......................................................  11.50    08/15/03         45,000
                                                                                              -----------
            Engineering & Construction (0.6%)
     215    Encompass Services Corp. - 144A*...........................  10.50    05/01/09        146,200
     575    Metromedia Fiber Network, Inc. ............................  10.00    12/15/09         69,000
                                                                                              -----------
                                                                                                  215,200
                                                                                              -----------
            Environmental Services (3.7%)
     400    Allied Waste North America, Inc. (Series B)................  10.00    08/01/09        400,000
     350    Allied Waste North America, Inc. - 144A*...................   8.875   04/01/08        357,000
     200    Waste Management, Inc. ....................................   7.375   08/01/10        209,792
     250    WMX Technologies, Inc. ....................................   7.00    10/15/06        262,304
                                                                                              -----------
                                                                                                1,229,096
                                                                                              -----------
            Food Distributors (1.8%)
     650    Volume Services America, Inc. .............................  11.25    03/01/09        585,000
                                                                                              -----------
            Food: Meat/Fish/Dairy (1.3%)
     220    Michael Foods Inc. ........................................  11.75    04/01/11        228,800
     220    Smithfield Foods Inc. .....................................   7.625   02/15/08        213,950
                                                                                              -----------
                                                                                                  442,750
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Forest Products (2.1%)
 $   205    Louisiana Pacific Corp. ...................................  10.875%  11/15/08    $   188,600
      75    Louisiana Pacific Corp. ...................................   8.875   08/15/10         68,182
     425    Tembec Industries Inc. (Canada)............................   8.50    02/01/11        429,250
                                                                                              -----------
                                                                                                  686,032
                                                                                              -----------
            Home Building (4.4%)
     305    Beazer Homes USA, Inc. ....................................   8.625   05/15/11        289,750
     400    Centex Corp. ..............................................   7.875   02/01/11        404,326
     270    Schuler Homes, Inc. - 144A*................................   9.375   07/15/09        255,150
     130    Schuler Homes, Inc. - 144A*................................  10.50    07/15/11        123,500
     435    Toll Brothers, Inc. .......................................   8.25    02/01/11        391,500
                                                                                              -----------
                                                                                                1,464,226
                                                                                              -----------
            Hospital/Nursing Management (3.1%)
     950    HCA - The Healthcare Company...............................   8.75    09/01/10      1,022,438
                                                                                              -----------
            Hotels/Resorts/Cruiselines (0.4%)
   1,000    Epic Resorts LLC (Series B) (a) (b)........................  13.00    06/15/05        150,000
                                                                                              -----------
            Internet Software/Services (1.0%)
     445    Exodus Communications, Inc. (a)............................  11.625   07/15/10         48,950
   1,000    Globix Corp. ..............................................  12.50    02/01/10        180,000
     500    PSINet, Inc. (a) (b).......................................  10.50    12/01/06         30,000
   1,000    PSINet, Inc. (a) (b).......................................  11.00    08/01/09         60,000
                                                                                              -----------
                                                                                                  318,950
                                                                                              -----------
            Managed Health Care (2.4%)
     425    Aetna, Inc. ...............................................   7.875   03/01/11        424,952
     380    Health Net, Inc. - 144A*...................................   8.375   04/15/11        392,137
                                                                                              -----------
                                                                                                  817,089
                                                                                              -----------
            Media Conglomerates (0.5%)
     180    Nextmedia Operating, Inc. - 144A*..........................  10.75    07/01/11        171,900
                                                                                              -----------
            Medical Distributors (0.2%)
      60    Amerisource Bergen Corp. - 144A*...........................   8.125   09/01/08         61,950
                                                                                              -----------
            Medical Specialties (0.1%)
   1,765    Mediq/PRN Life Support Services, Inc. (a)(b)...............  11.00    06/01/08         17,650
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Medical/Nursing) Services  (1.0%)
 $   350    Fresenius Medical Care - 144A*.............................   7.875%  06/15/11    $   346,500
                                                                                              -----------
            Miscellaneous Commercial Services (0.1%)
      45    Advanstar Communications, Inc. ............................  12.00    02/15/11         30,600
                                                                                              -----------
            Movies/Entertainment (0.9%)
     300    Alliance Atlantis Communications, Inc. (Canada)............  13.00    12/15/09        303,000
                                                                                              -----------
            Office Equipment/Supplies (0.0%)
   2,400    Mosler, Inc. (a) (b).......................................  11.00    04/15/03        --
                                                                                              -----------
            Oil & Gas Production (1.3%)
     450    Chesapeake Energy Corp. ...................................   8.125   04/01/11        423,000
                                                                                              -----------
            Oilfield Services/Equipment (0.4%)
      50    Hanover Equipment Trust - 144A*............................   8.75    09/01/11         50,000
      55    Hanover Equipment Trust - 144A*............................   8.50    09/01/08         55,138
      35    Key Energy Services, Inc. .................................   8.375   03/01/08         34,125
                                                                                              -----------
                                                                                                  139,263
                                                                                              -----------
            Other Consumer Specialties (1.2%)
     545    Samsonite Corp. ...........................................  10.75    06/15/08        384,225
                                                                                              -----------
            Other Metals/Minerals (0.9%)
     110    Murrin Murrin Holdings Property Ltd. (Australia)...........   9.375   08/31/07         82,500
     215    Phelps Dodge Corp. ........................................   8.75    06/01/11        220,702
                                                                                              -----------
                                                                                                  303,202
                                                                                              -----------
            Publishing: Books/Magazines (0.8%)
     340    PRIMEDIA, Inc. - 144A*.....................................   8.875   05/15/11        255,000
                                                                                              -----------
            Pulp & Paper (0.6%)
     210    Norske Skog - 144A*........................................   8.625   06/15/11        209,475
                                                                                              -----------
            Real Estate Development (0.6%)
     225    CB Richard Ellis Services, Inc. - 144A*....................  11.25    06/15/11        202,500
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
            Real Estate Investment Trusts (0.4%)
 $   125    Istar Financial Inc. ......................................   8.75%   08/15/08    $   120,804
                                                                                              -----------
            Recreational Products (0.8%)
     275    International Game Technology..............................   8.375   05/15/09        277,063
                                                                                              -----------
            Restaurants (1.9%)
  12,252    American Restaurant Group Holdings, Inc. - 144A* (c).......   0.00    12/15/05        612,575
   3,000    FRD Acquisition Corp. (Series B) (a) (b)...................  12.50    07/15/04         15,000
                                                                                              -----------
                                                                                                  627,575
                                                                                              -----------
            Retail - Specialty (1.7%)
     600    Pantry, Inc. ..............................................  10.25    10/15/07        582,000
                                                                                              -----------
            Services to the Health Industry (1.1%)
     150    Anthem Insurance - 144A*...................................   9.125   04/01/10        158,520
     215    Omnicare, Inc. - 144A*.....................................   8.125   03/15/11        221,988
                                                                                              -----------
                                                                                                  380,508
                                                                                              -----------
            Specialty Stores (0.3%)
     125    Autonation, Inc. - 144A*...................................   9.00    08/01/08        120,000
                                                                                              -----------
            Specialty Telecommunications (6.3%)
   2,000    Birch Telecom Inc. ........................................  14.00    06/15/08        500,000
     600    DTI Holdings, Inc. (Series B)..............................  12.50++  03/01/08         84,000
   1,050    Esprit Telecom Group PLC (United Kingdom) (b)..............  11.50    12/15/07         10,500
   1,000    Esprit Telecom Group PLC (United Kingdom) (b)..............  10.875   06/15/08         10,000
   3,400    Firstworld Communications, Inc. ...........................  13.00++  04/15/08        170,000
     425    Global Crossing Holdings, Ltd. (Bermuda)...................   8.70    08/01/07        178,500
     225    Global Crossing Holdings, Ltd. (Bermuda)...................   9.50    11/15/09         94,500
     990    GT Group Telecom Inc. (Canada).............................  13.25++  02/01/10        198,000
     125    McLeodUSA, Inc. ...........................................  11.375   01/01/09         36,250
     500    McLeodUSA, Inc. ...........................................  11.50    05/01/09        140,000
     460    Pac-West Telecom Inc. (Series B)...........................  13.50    02/01/09        115,000
     800    Primus Telecommunications Group, Inc. (Series B)...........   9.875   05/15/08        152,000
   1,800    Rhythms Netconnections, Inc. (a) (b).......................  12.75    04/15/09        198,000
   1,400    Rhythms Netconnections, Inc. (Series B) (a) (b)............  14.00    02/15/10         70,000
     500    Versatel Telecom International NV (Netherlands)............  13.25    05/15/08        115,000

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------
 $ 1,400    Viatel, Inc. (a) (b).......................................  11.25%   04/15/08    $     3,500
     500    Viatel, Inc. (issued 03/19/99) (a) (b).....................  11.50    03/15/09          1,250
     400    Viatel, Inc. (issued 12/08/99) (a) (b).....................  11.50    03/15/09          1,000
   1,000    Viatel Inc. (a)............................................  12.50++  04/15/08          2,500
   1,415    World Access, Inc. (a) (b) (c).............................  13.25    01/15/08         14,150
     500    Worldwide Fiber Inc. (Canada) (a) (b)......................  12.00    08/01/09          1,250
                                                                                              -----------
                                                                                                2,095,400
                                                                                              -----------
            Telecommunications (5.9%)
     500    Covad Communications Group, Inc. (a).......................  12.50    02/15/09        105,000
   1,800    Covad Communications Group, Inc. (Series B) (a)............  13.50++  03/15/08        216,000
     500    Covad Communications Group, Inc. (Series B) (a)(b).........  12.00    02/15/10         80,000
   2,500    e. Spire Communications, Inc. (a) (b)......................  13.75    07/15/07        375,000
   1,150    Focal Communications, Corp. (Series B).....................  12.125++ 02/15/08        138,000
     500    Hyperion Telecommunication, Inc. (Series B)................  12.25    09/01/04        280,000
     500    MGC Communications, Inc. ..................................  13.00    04/01/10        130,000
     550    NextLink Communications LLC................................  12.50    04/15/06        115,500
     765    NTL Communications Corp. ..................................  11.875   10/01/10        384,413
     500    Startec Global Communications Corp. .......................  12.00    05/15/08         20,000
     230    Talton Holdings, Inc. (Series B)...........................  11.00    06/30/07        138,000
                                                                                              -----------
                                                                                                1,981,913
                                                                                              -----------
            Trucks/Construction/Farm Machinery (1.4%)
     575    J.B. Poindexter & Co., Inc. ...............................  12.50    05/15/04        454,250
                                                                                              -----------
            Wholesale Distributors (0.5%)
     170    Burhmann US Inc. ..........................................  12.25    11/01/09        150,450
                                                                                              -----------
            Wireless Communications (1.7%)
     300    American Cellular Corp. ...................................   9.50    10/15/09        279,000
     475    AMSC Acquisition Co., Inc. (Series B)......................  12.25    04/01/08         90,250
   8,000    CellNet Data Systems, Inc. (a) (b).........................  14.00++  10/01/07         10,000
   1,000    Globalstar LP/Capital Corp. (b)............................  11.50    06/01/05         40,000
   1,200    Orbcomm Global LP/Capital Corp. (Series B) (a) (b).........  14.00    08/15/04         15,000
   2,000    USA Mobile Communications Holdings, Inc. ..................  14.00    11/01/04        110,000
   1,000    WinStar Communications, Inc. (a) (b).......................  12.75    04/15/10         10,000
                                                                                              -----------
                                                                                                  554,250
                                                                                              -----------
            Total Corporate Bonds (Cost $93,359,964).......................................    28,681,931
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

NUMBER OF
 SHARES                                                                                          VALUE
----------------------------------------------------------------------------------------------------------
            Preferred Stocks (5.6%)
            Broadcasting (0.8%)
      31    Paxson Communications..........................................................   $   279,000
                                                                                              -----------
            Cellular Telephone (1.1%)
      74    Dobson Communications Corp. ...................................................        68,820
     602    Nextel Communications, Inc. ...................................................       307,178
                                                                                              -----------
                                                                                                  375,998
                                                                                              -----------
            Electric Utilities (1.0%)
     305    TNP Enterprises Inc. ..........................................................       318,725
                                                                                              -----------
            Publishing: Books/Magazines (0.0%)
     235    PRIMEDIA, Inc (Series D).......................................................        13,865
                                                                                              -----------
            Specialty Telecommunications (0.9%)
     275    Broadwing Communications, Inc. (Series B)......................................       255,750
   7,499    XO Communications, Inc. .......................................................        33,744
                                                                                              -----------
                                                                                                  289,494
                                                                                              -----------
            Telecommunication Equipment (1.8%)
 919,053    FWT Inc. (Series A) (c)........................................................       597,384
                                                                                              -----------
            Total Preferred Stocks (Cost $5,098,748).......................................     1,874,466
                                                                                              -----------
            Common Stocks (d) (0.1%)
            Apparel/Footwear Retail (0.1%)
 946,890    County Seat Stores, Inc. (c)...................................................         8,522
                                                                                              -----------
            Casino/Gaming (0.0%)
   2,000    Fitzgerald Gaming Corp. .......................................................             2
                                                                                              -----------
            Food: Specialty/Candy (0.0%)
     835    SFAC New Holdings Inc. (c).....................................................           209
     153    SFFB Holdings, Inc. (c)........................................................             2
 180,000    Specialty Foods Acquisition Corp. - 144A*......................................         1,800
                                                                                              -----------
                                                                                                    2,011
                                                                                              -----------
            Medical/Nursing Services (0.0%)
 211,076    Raintree Healthcare Corp. (c)..................................................         1,900
                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

NUMBER OF
 SHARES                                                                                          VALUE
----------------------------------------------------------------------------------------------------------
            Motor Vehicles   (0.0%)
     113    Northern Holdings Industrial Corp. (c)*........................................   $   --
                                                                                              -----------
            Restaurants (0.0%)
   9,500    American Restaurant Group Holdings, Inc. - 144A*...............................         2,375
                                                                                              -----------
            Specialty Telecommunications (0.0%)
  13,334    Versatel Telecom International NV (ADR) (Netherlands)..........................         7,467
   6,284    World Access, Inc. (c).........................................................            72
                                                                                              -----------
                                                                                                    7,539
                                                                                              -----------
            Telecommunication Equipment (0.0%)
  80,266    FWT, Inc. (Class A) (c)........................................................           803
                                                                                              -----------
            Textiles (0.0%)
 223,846    United States Leather, Inc. (c)................................................         2,238
                                                                                              -----------
            Wireless Communications (0.0%)
 275,769    Arch Wireless, Inc. (c)........................................................         5,515
  13,098    Vast Solutions, Inc. (Class B1) (c)............................................           131
  13,098    Vast Solutions, Inc. (Class B2) (c)............................................           131
  13,098    Vast Solutions, Inc. (Class B3) (c)............................................           131
                                                                                              -----------
                                                                                                    5,908
                                                                                              -----------
            Total Common Stocks (Cost $32,619,645).........................................        31,298
                                                                                              -----------
NUMBER OF                                                                         EXPIRATION
WARRANTS                                                                            DATE
---------                                                                         ----------
            Warrants (d) (0.2%)
            Aerospace & Defense (0.1%)
   5,000    Sabreliner Corp.  - 144A*..........................................    04/15/03         50,000
                                                                                               -----------
            Broadcasting (0.0%)
     250    XM Satellite Radio Holdings Inc. - 144A*...........................    03/15/10          3,750
                                                                                               -----------
            Cable/Satellite TV (0.1%)
     300    Ono Finance PLC - 144A* (United Kingdom)...........................    02/15/11         12,000
                                                                                               -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

NUMBER OF                                                                         EXPIRATION
WARRANTS                                                                             DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Casino/Gaming (0.0%)
  35,000    Aladdin Gaming Enterprises, Inc. - 144A*...........................    03/01/10    $       350
   1,000    Resort at Summerlin LP - 144A*.....................................    12/15/07             10
                                                                                               -----------
                                                                                                       360
                                                                                               -----------
            Electric Utilities (0.0%)
     285    TNP Enterprises Inc. - 144A*.......................................    04/01/11          8,550
                                                                                               -----------
            Hotels/Resorts/Cruiselines (0.0%)
   1,000    Epic Resorts LLC - 144A*...........................................    06/15/05             10
                                                                                               -----------
            Internet Software/Services (0.0%)
   3,400    Verado Holdings Inc. - 144A*.......................................    04/15/08             34
                                                                                               -----------
            Specialty Telecommunications (0.0%)
   2,000    Birch Telecom Inc. - 144A*.........................................    06/15/08            200
     990    GT Group Telecom Inc. (Canada) - 144A*.............................    02/01/10          4,950
                                                                                               -----------
                                                                                                     5,150
                                                                                               -----------
            Telecommunications (0.0%)
     500    Startec Global Communications Corp. - 144A*........................    05/15/08             15
                                                                                               -----------
            Wireless Communications (0.0%)
     500    Motient Corp. - 144A*..............................................    04/01/08            250
                                                                                               -----------
            Total Warrants (Cost $238,277)..................................................        80,119
                                                                                               -----------
PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                RATE       DATE
---------                                                                ------   ----------
            Short-Term Investment (4.5%)
            Repurchase Agreement
  $1,506    Joint repurchase agreement account (dated 09/28/01;
              proceeds $1,506,409) (e) (Cost $1,506,000).............    3.255%   10/01/01      1,506,000
                                                                                                ----------

            Total Investments (Cost $132,822,634) (f)..........................       96.3%     32,173,814

            Other Assets in Excess of Liabilities..............................        3.7       1,234,805
                                                                                     -----     -----------
            Net Assets.........................................................      100.0%    $33,408,619
                                                                                     =====     ===========

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 continued

---------------------

    ADR  American Depository Receipt.
    *    Resale is restricted to qualified institutional investors.
    +    Payment-in-kind security.
    ++   Currently a zero coupon bond and will pay interest at the
         rate shown at a future specified date.
    (a)  Issuer in bankruptcy.
    (b)  Non-income producing security; bond in default.
    (c)  Acquired through exchange offer.
    (d)  Non-income producing securities.
    (e)  Collateralized by federal agency and U.S. Treasury
         obligations.
    (f)  The aggregate cost for federal income tax purposes
         approximates the aggregate cost for book purposes. The
         aggregate gross unrealized appreciation is $232,033 and the aggregate gross unrealized depreciation is $100,880,853,
         resulting in net unrealized depreciation of $100,648,820.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2001

Assets:
Investments in securities, at value
  (cost $132,822,634).......................................  $  32,173,814
Receivable for:
    Interest................................................      1,158,469
    Investment sold.........................................        287,471
Prepaid expenses and other assets...........................         12,527
                                                              -------------
    Total Assets............................................     33,632,281
                                                              -------------
Liabilities:
Investment management fee payable...........................         22,624
Payable to bank.............................................         50,909
Accrued expenses and other payables.........................        150,129
                                                              -------------
    Total Liabilities.......................................        223,662
                                                              -------------
    Net Assets..............................................  $  33,408,619
                                                              =============
Composition of Net Assets:
Paid-in-capital.............................................  $ 230,799,729
Net unrealized depreciation.................................   (100,648,820)
Dividends in excess of net investment income................     (1,070,175)
Accumulated net realized loss...............................    (95,672,115)
                                                              -------------
    Net Assets..............................................  $  33,408,619
                                                              =============
Net Assets Value Per Share,
  29,997,052 shares outstanding (unlimited shares authorized
  of $.01 par value)........................................           $1.11
                                                              ==============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended September 30, 2001

Net Investment Income:

Income
Interest....................................................  $  9,255,218
Dividends...................................................        12,463
                                                              ------------
    Total Income............................................     9,267,681
                                                              ------------
Expenses
Investment management fee...................................       382,895
Transfer agent fees and expenses............................       131,990
Professional fees...........................................        44,486
Shareholder reports and notices.............................        33,229
Registration fees...........................................        32,185
Trustees' fees and expenses.................................        17,976
Custodian fees..............................................        14,202
Other.......................................................        13,931
                                                              ------------
    Total Expenses..........................................       670,894
                                                              ------------
    Net Investment Income...................................     8,596,787
                                                              ------------
Net Realized and Unrealized Loss:
Net realized loss...........................................   (20,917,698)
Net change in unrealized depreciation.......................   (19,081,896)
                                                              ------------
    Net Loss................................................   (39,999,594)
                                                              ------------
Net Decrease................................................  $(31,402,807)
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR         FOR THE YEAR
                                                                   ENDED                ENDED
                                                              SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                              ------------------   ------------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................     $  8,596,787         $ 15,338,333
Net realized loss...........................................      (20,917,698)          (3,163,815)
Net change in unrealized depreciation.......................      (19,081,896)         (25,856,377)
                                                                 ------------         ------------
    Net Decrease............................................      (31,402,807)         (13,681,859)
Dividends to shareholders from net investment income........      (10,558,684)         (16,200,839)
Decrease from transactions in shares of beneficial
  Interest..................................................               --              (64,964)
                                                                 ------------         ------------
    Net Decrease............................................      (41,961,491)         (29,947,662)
Net Assets:
Beginning of period.........................................       75,370,110          105,317,772
                                                                 ------------         ------------
End of Period
(Including dividends in excess of net investment income of
$1,070,175 and undistributed net investment income of
$887,228, respectively).....................................     $ 33,408,619         $ 75,370,110
                                                                 ============         ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001

1. Organization and Accounting Policies

Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Dean Witter High Income Advantage Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements for cash, or U.S. Treasury or federal agency obligations.

D. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Morgan Stanley Dean Witter High Income Advantage Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2001 aggregated $31,796,999 and $36,670,168, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 2001, the Trust had transfer agent fees and expenses payable of approximately $13,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,025. At September 30, 2001, the Trust had an accrued pension liability of $58,357 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Shares of Beneficial Interest

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1999.................................  30,017,252   $300,172    $254,089,430
Treasury shares purchased and retired (weighted average
  discount 2.25%)*..........................................     (20,200)      (202)        (64,762)
Reclassification due to permanent book/tax differences......      --          --        (23,411,478)
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  29,997,052   $299,970    $230,613,190
Reclassification due to permanent book/tax differences......      --          --           (113,431)
                                                              ----------   --------    ------------
Balance, September 30, 2001.................................  29,997,052   $299,970    $230,499,759
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

The Trust declared the following dividends from net investment income:

     DECLARATION         AMOUNT         RECORD            PAYABLE
        DATE            PER SHARE        DATE              DATE
---------------------   ---------  ----------------  -----------------
September 25, 2001       $0.017    October 5, 2001   October 19, 2001
 October 30, 2001        $0.017    November 9, 2001  November 23, 2001

Morgan Stanley Dean Witter High Income Advantage Trust
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 continued

6. Federal Income Tax Status

At September 30, 2001, the Trust had a net capital loss carryover of approximately $73,135,000, to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                            AMOUNTS IN THOUSANDS
-----------------------------------------------------------------------------
        2002             2003      2005     2006      2007     2008     2009
---------------------   -------   ------   -------   ------   ------   ------
       $15,205          $26,684   $6,214   $14,070   $3,307   $3,112   $4,543
       =======          =======   ======   =======   ======   ======   ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $20,142,000 during fiscal 2001.

As of September 30, 2001, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default and permanent book/tax differences primarily attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $113,431, accumulated net realized loss was credited $108,937 and dividends in excess of net investment income was credited $4,494.

7. Change In Accounting Policy

Effective October 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of September 30, 2001.

Morgan Stanley Dean Witter High Income Advantage Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED SEPTEMBER 30
                                                              -------------------------------------------------------
                                                                2001       2000       1999        1998        1997
                                                              --------   --------   ---------   ---------   ---------

Selected Per Share Data:
Net asset value, beginning of period........................   $ 2.51     $ 3.51      $ 4.44      $ 5.18      $ 5.22
                                                               ------     ------      ------      ------      ------
Income (loss) from investment operations:
    Net investment income...................................     0.29       0.51        0.57        0.62        0.63
    Net realized and unrealized loss........................    (1.34)     (0.97)      (0.89)      (0.72)         --
                                                               ------     ------      ------      ------      ------
Total income (loss) from investment operations..............    (1.05)     (0.46)      (0.32)      (0.10)       0.63
                                                               ------     ------      ------      ------      ------
Dividends from net investment income........................    (0.35)     (0.54)      (0.61)      (0.64)      (0.67)
                                                               ------     ------      ------      ------      ------
Net asset value, end of period..............................   $ 1.11     $ 2.51      $ 3.51      $ 4.44      $ 5.18
                                                               ======     ======      ======      ======      ======
Market value, end of period.................................   $ 1.30     $ 3.50      $ 4.25      $ 5.25      $ 6.25
                                                               ======     ======      ======      ======      ======
Total Return+...............................................   (56.83)%    (4.71)%     (8.83)%     (6.52)%     16.26%
Ratios to Average Net Assets:
Expenses....................................................     1.32%      1.05%       1.00%       0.95%       0.92%
Net investment income.......................................    16.89%     16.44%      14.36%      12.58%      12.43%
Supplemental Data:
Net assets, end of period, in thousands.....................  $33,409    $75,370    $105,318    $133,222    $155,540
Portfolio turnover rate.....................................       66%        16%         51%        105%        124%

---------------------

     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter High Income Advantage Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of

Morgan Stanley Dean Witter High Income Advantage Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter High Income Advantage Trust (the "Trust"), including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to the above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 12, 2001

Morgan Stanley Dean Witter High Income Advantage Trust
REVISED INVESTMENT POLICY/PORTFOLIO MANAGER CHANGE

On February 21, 2001, the Trustees of the Trust approved an investment policy whereby the Trust would be permitted to invest, to a limited extent, in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans which have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables. Like mortgage-backed securities, asset-backed securities generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

In January 2001, Steven F. Esser, Gordon W. Loery and Deanna L. Loughnane were named primary portfolio managers of Morgan Stanley Dean Witter High Income Advantage Trust. Mr. Esser is a Managing Director of Morgan Stanley Investment Advisors Inc., the Trust's Investment Manager, as well as a Managing Director of Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), an affiliate of the Investment Manager. Mr. Loery is a Principal of the Investment Manager as well as a Principal of Morgan Stanley Investments. Messrs. Esser and Loery have been managing portfolios for Morgan Stanley Investments and its investment advisory affiliates for over five years. Ms. Loughnane is a Principal of the Investment Manager as well as a Principal of Morgan Stanley Investments. Ms. Loughnane has been managing portfolios for Morgan Stanley Investments and its investment advisory affiliates since 1997, prior to which time she was a Vice President and Senior Corporate Bond Analyst for Putnam Investments (1993-1997).

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Stephen F. Esser
Vice President

Gordon W. Loery
Vice President

Deanna L. Loughnane
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE TRUST


Annual Report
September 30, 2001